Filed pursuant to Rule 497(e)
under the Securities Act of 1933, as amended
File Registration Nos.: 33-65632, 2-34215, and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

SCHRODER CAPITAL FUNDS (DELAWARE)
(the “Trusts”)

Supplement dated July 15, 2011 to
the Prospectuses dated March 1, 2011

This supplement relates to the Trusts’ Investor Shares Prospectus and Advisor Shares Prospectus and Schroder Series Trust’s Prospectus for A Shares, Advisor Shares, Investor Shares, and R Shares of Schroder Multi-Asset Growth Portfolio (each a “Prospectus”).

Redemption Fee

The sub-section entitled “Redemption fee” in the section entitled “How to Sell Shares” in each Prospectus is hereby revised to modify certain exceptions to application of the fee, as follows.

The first bullet point of the second paragraph is replaced with the following:

•                  to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs’) that are initiated by the sponsor of the program as part of a periodic rebalancing or that are the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

The sixth bullet point of the second paragraph is replaced with the following:

•                  redemptions and exchanges effected by other mutual funds or other commingled vehicles (funds of funds) that are sponsored by Schroders or its affiliates;

Legal Proceedings

The following paragraph is hereby added to the Prospectuses with respect to Schroder North American Equity Fund:

Legal Proceedings.  In May 2011, the “Schroders US Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.).  The Litigation Trustee seeks to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company alleging that such payments were fraudulent transfers under section 548 of the U.S. Bankruptcy Code, and that the Schroders US Mutual Funds received $2,045,424 in such payments.   Schroder Global Series Trust’s records indicate that Schroder North American Equity Fund received payments in that amount related to the buyout, and that Fund is the only Schroder U.S. mutual fund that received such a payment.  Schroder North American Equity Fund intends to join in motions to dismiss that have previously been filed by other defendants.   The possible outcome of the action is currently uncertain.  A judgment against defendants in the action could have a material adverse effect on the net asset value of Schroder North American Equity Fund.

Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632, 2-34215, and 333-105659

SCHRODER SERIES TRUST

SCHRODER GLOBAL SERIES TRUST

SCHRODER CAPITAL FUNDS (DELAWARE)

Supplement dated July 15, 2011 to
the Statement of Additional Information dated March 1, 2011 (the “SAI”)

Schroder QEP Global Value Fund and Schroder QEP Global Quality Fund — Change of Names

The name of Schroder QEP Global Value Fund has been changed to “Schroder Global Value Fund.”  The name of Schroder QEP Global Quality Fund has been changed to “Schroder Global Quality Fund.”  References to each of those Funds in the SAI are hereby revised accordingly.  All headings containing the name “Schroder QEP Global Value Fund” shall read “Schroder Global Value Fund (formerly, Schroder QEP Global Value Fund),” and all headings containing the name “Schroder QEP Global Quality Fund” shall read “Schroder Global Quality Fund (formerly, Schroder QEP Global Quality Fund).” References to the “QEP Funds,” collectively, are revised to refer to the “Global Series Funds.”

Redemption Fee

The section entitled “Redemption of Shares” in the SAI is hereby revised as follows:

The first paragraph is replaced in its entirety as follows:

Schroder Emerging Market Equity Fund, Schroder Global Quality Fund, Schroder Global Value Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder Multi-Asset Growth Portfolio, Schroder U.S. Opportunities Fund, and Schroder U.S. Small and Mid Cap Opportunities Fund each impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These redemption fees are not sales charges (loads); they are paid directly to the applicable Fund.

The first bullet point of the second paragraph is replaced in its entirety as follows:

•      to the extent the exception is requested by a financial intermediary and the intermediary agrees to administer the exception uniformly among similarly-affected clients, redemptions or exchanges by discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing or that are the result of an extraordinary change in the management or operation of the wrap program leading to a revised investment model that is applied across all applicable accounts in the wrap program;

The sixth bullet point of the second paragraph is replaced in its entirety as follows:

•      redemptions and exchanges effected by other mutual funds or other commingled vehicles (funds of funds) that are sponsored by Schroders or its affiliates;